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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  __________


                                   FORM 8-K

                                Current Report
                                  Pursuant to
                            Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  October 1, 1998



                                  __________



                            SUMMIT TECHNOLOGY, INC.
                            -----------------------
            (Exact name of Registrant as specified in its charter)





     MASSACHUSETTS                     0-16937                    04-897945
     -------------                     -------                    ---------
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
of Incorporation)                                                I.D. Number)


                                  __________



     21 Hickory Drive, Waltham, Massachusetts               02154
     ----------------------------------------               -----
     (Address of Principal Executive Offices)             (Zip Code)



                                (781) 890-1234
                                --------------
               Registrant's Telephone Number including area code

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ITEM 5.   OTHER EVENTS.

     On October 1, 1998, Summit Technology, Inc. (the "Registrant"), Alpine Acquisition Corp. ("Alpine"), a wholly-owned subsidiary of the Registrant, and Autonomous Technologies Corporation ("Autonomous") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that Autonomous will merge (the "Merger") with and into Alpine, which will survive as a wholly-owned subsidiary of the Registrant. In the Merger, each share of Autonomous common stock, $0.01 par value per share, outstanding immediately prior to the effective time of the Merger will be converted into the right to receive cash and shares of common stock, $0.01 par value per share, of the Registrant, as set forth in the Merger Agreement. The transaction is subject to approval of stockholders of both companies and other customary closing conditions. CIBA Vision Group Management, Inc., which holds approximately 15% of Autonomous' outstanding shares, Randy W. Frey, Chairman and Chief Executive Officer of Autonomous, who holds approximately 6% of Autonomous' outstanding shares, and certain other officers and directors of Autonomous have agreed to vote in favor of the Merger. In connection with the Merger, the Registrant agreed to lend Autonomous up to $5 million on a revolving credit line basis, with draws not to exceed $1.5 million per month. The amount of cash consideration in the Merger will be reduced by one half of the amount borrowed under the credit line as of the closing. If the transaction is approved by stockholders of both companies, the Merger is expected to be consummated by February 28, 1998.

     The foregoing description is qualified in its entirety by reference to the press release announcing the proposed Merger, the Merger Agreement and the Stockholder Agreements, copies of which are attached to this report as Exhibits, respectively, and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

     2.1 Agreement and Plan of Merger dated October 1, 1998 among Summit Technology, Inc., Alpine Acquisition Corp. and Autonomous Technologies Corporation.

     4.1. Form of Stockholder Agreement dated as of October 1, 1998 between the Registrant and certain stockholders.

     99.1.  Press Release issued by the Registrant on October 1, 1998.

                                      -2-
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUMMIT TECHNOLOGY, INC.


                              By: /s/ Robert J. Kelley
                                  -----------------------------------------
                                  Name:  Robert J. Kelley
                                  Title: Chief Financial Officer

Date:     October 7, 1998

                                      -3-
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                                 EXHIBIT INDEX

Exhibit No.             Description of Index                                Page
-----------             --------------------                                ----
2.1.                    Agreement and Plan of Merger dated as
                        of October 1, 1998 among Summit
                        Technology, Inc., Alpine Acquisition
                        Corp. and Autonomous Technologies
                        Corporation.

4.1.                    Form of Stockholder Agreement dated as
                        of October 1, 1998 between the Registrant and certain stockholders.

99.1. Press Release issued by the Registrant on October 1, 1998.
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